UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-KSB

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 1997
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                           MEDICAL STERILIZATION, INC.
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             (Exact name of registrant as specified in its charter)

         New York                 2-85008-NY            11-2621408
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(State or other jurisdiction     (Commission            (IRS Employer or
      incorporation)             File Number)          Indentification No.)

                225 Underhill Boulevard, Syosset, New York          11791
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                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code        (516) 496-8822
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Item 4. Changes in Registrant's Certifying Accountant

      (a)(2) The Registrant has engaged Price Waterhouse LLP as its independent accountants for the year ended December 31, 1997.

            (i) During the two most recent fiscal years and through the period ending October 27, 1997 the Registrant has not consulted Price Waterhouse LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of auditor's opinion that might be rendered on the Registrant's Financial Statements and no written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issues.

            (ii) The Registrant had no disagreements with its former accountant.

            (iii) The Registrant has provided Price Waterhouse LLP with a copy of the disclosure it is making in response to this item.

Item 7. Financial Statements, Pro Forms Financial Information and exhibits.

      (a) not applicable

      (b) not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 1997

                                            MEDICAL STERILIZATION, INC.

                                            By: /s/ D. Michael Deignan
                                               ---------------------------------
                                            Name: D. Michael Deignan
                                            Title: President, Chief Executive
                                                   Officer and Principal
                                                   Financial Officer


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